THE GABELLI MULTIMEDIA TRUST INC.
One Corporate Center Rye, NY 10580-1422 t 914.921.5070 GABELLI.COM

Press Release

For Immediate Release

Gabelli multimedia TRUST

RIGHTS OFFERING Concludes

RAISING $18 MILLION

Rye, NY – August 26, 2021 – The Board of Directors of The Gabelli Multimedia Trust Inc. (NYSE:GGT) (the “Fund”) announces the completion of its transferable rights offering (the “Offering” or “Offer”). Preliminary results indicate that the Fund will issue approximately 1.9 million shares of common stock, resulting in gross proceeds to the Fund of approximately $18 million (including over-subscription requests and notices of guaranteed delivery).

Pursuant to the Offer, the Fund issued one transferable right (a “Right”) for each share of common stock held by shareholders of record (record date shareholders) as of July 13, 2021. Holders of Rights were entitled to purchase shares of common stock by submitting four Rights and $9.50 for each share to be purchased (the subscription price). The Offer expired at 5:00 PM Eastern Time on August 25, 2021 and the Rights no longer trade on the New York Stock Exchange.

The new shares of common stock subscribed for will be issued on or about August 31, 2021.

As set forth in the Prospectus Supplement dated July 13, 2021, any shares of common stock issued as a result of the Offering will not be record date shares for the Fund’s quarterly distribution to be paid on September 23, 2021 and will not be entitled to receive such distribution.

We thank all our subscribing shareholders as well as the full service brokers and financial advisers who assisted our shareholders throughout the Offering.

The information herein is not complete and is subject to change. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus contains this and additional information about the Fund and the Offering, and should be read carefully before investing. For further information regarding the Offering, or to obtain a prospectus supplement and the accompanying prospectus, please contact the Fund at 800-GABELLI or 914-921-5070.

The Gabelli Multimedia Trust Inc. is a non-diversified, closed-end management investment company with $333 million in total net assets whose primary investment objective is long-term growth of capital. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL).

NYSE: GGT

CUSIP – 36239Q109

For information:

Carter Austin

(914) 921-5475

Laurissa Martire

(914) 921-5399